EXHIBIT 10.1

    Premier Bank's 1995 Incentive Stock Option Plan. (Incorporated by reference to Exhibit 99.6 to the Company's Registration Statement No. 333-34243 on Form S-4 filed with the Securities and Exchange Commission on August 22, 1997 and as amended on September 9, 1997).


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